UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                              811-22715

Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2014 - November 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
GUGGENHEIM CREDIT ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/ggm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2014.

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2014, the Fund provided a total return based on market price of -3.20% and a total return based on NAV of -0.34%. NAV performance data reflects fees and expenses of the Fund.

As of November 30, 2014, the Fund’s market price of $22.85 represented a discount of 3.05% to its NAV of $23.57. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through November 2014, the Fund paid a monthly distribution. The distribution in the first two months was $0.1713 and increased to $0.1813 per month for the final four months of the period. The November distribution represents an annualized distribution rate of 9.52% based on the Fund’s closing market price of $22.85 on November 30, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund, including changes in the traded market price.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 31 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	November 30, 2014

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Credit Allocation Fund

December 31, 2014

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	November 30, 2014

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six months ended November 30, 2014.

What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.

The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).

The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past six months?
The U.S. economy continued to grow through the six months ended November 30, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10 year Treasury rate declined from 2.5% to 2.165% over the period, a positive stimulant to continued economic expansion.

U.S. economic data remain strong, with the third quarter’s 3.5% GDP growth signaling that the economy was doing well across the spectrum. Among the highlights: strong net exports, unemployment that had fallen faster than expected and consumer confidence that was at seven year highs. The fact that government at the state and local level was contributing to GDP growth suggested that a major headwind for the economy—contracting government spending—has gone away. While falling oil prices are helping consumer spending in the near term, they could be signaling that the global economy is not growing fast enough.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	November 30, 2014

The U.S. is adding close to 225,000 jobs per month on average in 2014, considerably more than 2013’s monthly average of 194,000. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below 5.5%, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Federal Reserve (the “Fed”). An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The economies of Europe and Asia continue to deteriorate. The ECB is attempting to inject liquidity into the system, as their current program is not large enough to boost growth. Germany just barely avoided a recession in the third quarter. The Japanese economy is now officially in a recession. The first two arrows of Abenomics, monetary accommodation and fiscal stimulus, were relatively easy, but the third arrow of structural reform has been much more elusive.

Overseas geopolitical concerns and comparatively attractive yields have pushed global investors to U.S. Treasuries. Such “beggar thy neighbor” policies from Europe and Asia were a driving force behind the most recent rally in U.S. fixed income, and indicate that U.S. long-term rate should continue to be well supported. Momentum in the U.S. continued into the fourth quarter, with December’s seasonal effects and the boost from declining fuel prices. Fed tightening expectations continue to decrease on the back of concerns about a global growth slowdown.

For the six months ended November 30, 2014, the Standard & Poor’s 500 Index returned 8.58%; the Barclays U.S. Aggregate Bond Index returned 1.92%; and the Barclays 1–3 Month U.S. Treasury Bill Index returned 0.01%. All returns are total return.

How did the Fund perform for the six months ended November 30, 2014?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2014, the Fund provided a total return based on market price of -3.20% and a total return based on NAV of -0.34%. NAV performance data reflects fees and expenses of the Fund.

As of November 30, 2014, the Fund’s market price of $22.85 represented a discount of 3.05% to its NAV of $23.57. As of May 31, 2014, the Fund’s market price of $24.68 per share represented a discount of 0.12% to its NAV of $24.71 per share. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through November 2014, the Fund paid a monthly distribution. The distribution in the first two months was $0.1713 and increased to $0.1813 per month for the final four months of the period. The November distribution represents an annualized distribution rate of 9.52% based on the Fund’s closing market price of $22.85 on November 30, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund, including changes in the traded market price.

Why did the Fund accrue excise tax during the period?
While the Fund generally intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax imposed on a registered investment company that does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In certain circumstances, the Fund may elect to retain income or capital gain and pay the excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the best interest of shareholders at that time.

What factors influenced the Fund’s performance?
The third-quarter sell-off in leveraged credit, particularly in high yield bonds, led to a slight decline in NAV along with a moderate decline in security pricing. The Fund was helped by good credit selection and a risk profile that focuses on a bottom-up, downside-protection-led approach. The Fund also benefited from its exposure to floating rate assets (primarily bank loans), and shorter-maturity bonds, which acted as a buffer to market volatility.

The Fund benefited from opportunities during various sell-offs to add securities that careful analysis indicated were oversold and trading below fair value. We remain positive on credit, and expect default rates to remain low in the near-term. We are conscious of the potential for more volatility ahead, and are moving to increase ratings quality and diversification.

The average credit quality of the portfolio remains B rated (S&P). The lowest quality credits remain highly vulnerable to volatility in the current environment. Over the third quarter, for example, high-yield bonds fell by 1.9%, with CCC bonds underperforming higher rated BB bonds and B bonds by 200 basis points and 150 basis points, respectively. We continue to see opportunity for strong returns in the high yield market, though we are conscious of a larger number of issues coming to market that exhibit lower credit quality and weaker security structures.

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	November 30, 2014

The Fund’s exposure to senior loans contributed to performance. The Fund purchased a number of senior loans in the primary market post-launch in mid-2013, realizing an immediate improvement in value due to original issue discounts. There remains strong institutional demand for these floating rate securities that offer good investor protection at the high end of the capital structure. Collateralized loan obligation (“CLOs”) creation and the formation of loan funds over much of the period have been robust. For example, CLO issuance is ahead of 2013 full-year volume and has already set a new annual record.

The floating rate nature of bank loans and their position higher in the capital structure makes them a defensive asset class during periods of market/interest rate volatility. They function as an attractive asset as the credit cycle changes, particularly as interest rates rise. When the interest rate environment in the U.S. is relatively stable, the Fund may incrementally add higher-yielding, longer-maturity assets to the portfolio as attractive new issues come to market. The Fund continues to benefit from participation in new loan issuance, many of which are priced at a concession to existing issues trading in the secondary market.

Any comments on the sectors the Fund primarily invests in?
The Fund is composed primarily of high yield corporate bonds and bank loans. The allocation mix varies according to the relative attractiveness of the two asset classes and availability of attractively priced assets. As proxies for the two markets, the Barclays U.S. Corporate High Yield Index returned -0.60% for the six-month period, and the Credit Suisse Leveraged Loan Index returned 1.02%.

High yield corporate bonds and bank loans performed well through the first half of 2014, including the beginning of the Fund’s semiannual fiscal period that began in June. Mutual fund investors began to withdraw from the leveraged credit sector amid concerns about frothy valuations and talk of a credit bubble during the summer months. When high yield markets began selling off in July, volatility spread across risk assets, including equities.

The events that drove spread widening in the third quarter demonstrate that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore our positive outlook on credit. Even though U.S. economic data was mixed in early autumn, it has been strong year to date, and the improving health of the U.S. economy and low interest rates continue to underscore our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening should be viewed as buying opportunities.

In preparation for choppier markets, investing in middle market debt offers the opportunity to limit volatility and capture strong returns. The middle market is based on bond and loan tranches with up to $750 million outstanding, with tranches between $350 million and $750 million are classified as upper middle market. Relative to larger debt issues, middle market debt provides several advantages: higher yields, which typically result in better annualized returns; lower volatility; a comparable default history—though higher recoveries in the event of default; and a stable investor base. Investors can pick up as much as 100 basis points of additional yield, on average, over similarly rated larger debt.

Unlike broadly syndicated loans, middle market lenders typically retain greater control over covenants and deal terms, such as spread, yield and maturities. This means that the deterioration in investor protections often seen in larger offerings occurs at a much slower pace within smaller loans of the type the Fund invests in. For example, only 36% of loans smaller than $300 million are covenant-lite, compared with 55% of loans over $750 million.

What is the Fund’s duration?
The weighted average duration for GGM as of November 30, 2014, was approximately three years. Our view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions.

Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments. The Fund also has a lending facility agreement with BNP Paribas, which can be drawn upon instead of using reverse repurchase agreements.

As of November 30, 2014, the amount of leverage was approximately 28% of total managed assets. While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	November 30, 2014

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund’s risks and considerations.

8 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2014

Fund Statistics
Share Price			$22.85
Net Asset Value			$23.57
Discount to NAV			-3.05%
Net Assets ($000)			$156,234

Average Annual Total Returns
for the period ended November 30, 2014
			Since
	Six	One	Inception
	Months	Year	(06/26/13)
NAV	-0.34%	5.49%	6.72%
Market	-3.20%	11.42%	1.20%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Holdings Diversification
(Market Exposure as % of Net Assets)	% of Net
Investments	Assets
Common Stocks	1.6%
Preferred Stocks	3.9%
Corporate Bonds	73.0%
Senior Floating Rate Interests	43.0%
Asset Backed Securities	11.1%
Mortgage Backed Securities	1.6%
Total Long-Term Investments	134.2%
Money Market Fund	2.7%
Total Investments	136.9%
Reverse Repurchase Agreements	-39.3%
Other Assets & Liabilities, net	2.4%
Net Assets	100.0%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Ten Largest Holdings
(% of Total Net Assets)
LANDesk Group, Inc.	2.5%
CTI Foods Holding Co. LLC	2.5%
SITEL LLC/ Sitel Finance Corp.	2.3%
Central Garden & Pet Co.	2.3%
Opal Acquisition. Inc.	2.3%
GRD Holdings III Corp.	2.3%
WMG Acquisition Corp.	2.2%
Reddy Ice Holdings, Inc.	2.2%
Alcatel-Lucent USA, Inc.	2.1%
Harbinger Group, Inc. (07/15/19)	2.1%
Top Ten Total	22.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2014

	Shares	Value
COMMON STOCKS† – 1.6%
Consumer Discretionary – 1.4%
Travelport Holdings LLC*	91,725	$ 1,550,153
Travelport LLC*	33,065	573,678
Total Consumer Discretionary		2,123,831
Industrial – 0.1%
Project Silverback Holdings*,†††,1	228	227,700
Project Silverback Holdings*,†††,1	94,522	1,890
Total Industrial		229,590
Basic Materials – 0.1%
Mirabela Nickel Ltd.*	4,839,202	144,091
Total Common Stocks
(Cost $4,164,463)		2,497,512
PREFERRED STOCKS† – 3.9%
Financial – 2.5%
Morgan Stanley 6.38%*,2,3	80,000	2,056,000
Kemper Corp.
7.38%	72,000	1,857,600
Total Financial		3,913,600
Industrial – 1.4%
Seaspan Corp.
6.38%	88,000	2,217,600
Total Preferred Stocks
(Cost $6,009,518)		6,131,200
Money Market Fund† – 2.7%
Dreyfus Treasury Prime Cash Management Fund	4,247,511	4,247,511
Total Money Market Fund
(Cost $4,247,511)		4,247,511

	Face
	Amount~	Value
CORPORATE BONDS†† – 73.0%
Energy – 18.3%
Atlas Energy Holdings Operating Company LLC /
Atlas Resource Finance Corp.
9.25% due 08/15/21	2,300,000	$ 2,162,000
7.75% due 01/15/214	1,826,000	1,588,620
Legacy Reserves Limited Partnership /
Legacy Reserves Finance Corp.
8.00% due 12/01/20	3,000,000	2,835,000
6.63% due 12/01/215	1,000,000	880,000
Endeavor Energy Resources. LP / EER Finance, Inc.
7.00% due 08/15/215	3,000,000	2,954,999
Bill Barrett Corp.
7.00% due 10/15/22	3,000,000	2,670,000
BreitBurn Energy Partners Limited Partnership /
BreitBurn Finance Corp.
7.88% due 04/15/22	3,000,000	2,670,000

	Face
	Amount~	Value
CORPORATE BONDS†† – 73.0% (continued)
Energy – 18.3% (continued)
ContourGlobal Power Holdings S.A.
7.13% due 06/01/194,5	2,100,000	$ 2,136,435
Atlas Pipeline Partners Limited Partnership /
Atlas Pipeline Finance Corp.
5.88% due 08/01/23	2,000,000	2,060,000
FTS International, Inc.
6.25% due 05/01/225	2,000,000	1,640,000
Keane Group Holdings LLC
8.50% due 08/08/19†††,1	1,600,000	1,569,440
SandRidge Energy, Inc.
8.75% due 01/15/20	1,700,000	1,411,000
Northern Oil and Gas, Inc.
8.00% due 06/01/20	1,350,000	1,194,750
Precision Drilling Corp.
5.25% due 11/15/245	1,200,000	1,020,000
Jones Energy Holdings LLC / Jones Energy Finance Corp.
6.75% due 04/01/225	900,000	812,250
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/234,5	809,400	712,272
American Energy-Permian Basin LLC / AEPB Finance Corp.
7.13% due 11/01/204,5	300,000	243,000
IronGate Energy Services LLC
11.00% due 07/01/184,5	240,000	235,200
Total Energy		28,794,966
Consumer, Non-cyclical – 9.8%
Central Garden and Pet Co.
8.25% due 03/01/184	3,700,000	3,662,999
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/214,5	2,900,000	3,074,000
Vector Group Ltd.
7.75% due 02/15/214	2,381,000	2,553,623
ADT Corp.
6.25% due 10/15/21	1,700,000	1,780,750
Physio-Control International, Inc.
9.88% due 01/15/195	1,500,000	1,608,750
American Seafoods Group LLC /
American Seafoods Finance, Inc.
10.75% due 05/15/164,5	1,250,000	1,112,500
Midas Intermediate Holdco II LLC /
Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/224,5	1,000,000	990,000
R&R Ice Cream plc
8.25% due 05/15/205	700,000 AUD	577,904
Total Consumer, Non-cyclical		15,360,526
Consumer, Cyclical – 8.9%
GRD Holdings III Corp.
10.75% due 06/01/194,5	3,200,000	3,519,999

See notes to financial statements.

10 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† – 73.0% (continued)
Consumer, Cyclical – 8.9% (continued)
WMG Acquisition Corp.
6.75% due 04/15/225	3,500,000	$ 3,395,000
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/174,5	2,400,000	2,604,000
Iron Mountain, Inc.
6.13% due 09/15/22	1,200,000 GBP	1,940,358
Petco Animal Supplies Inc
9.25% due 12/01/185	1,175,000	1,227,875
Guitar Center, Inc.
6.50% due 04/15/194,5	965,000	837,138
Men’s Wearhouse, Inc.
7.00% due 07/01/225	200,000	205,500
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/224,5	110,000	109,175
Total Consumer, Cyclical		13,839,045
Communications – 8.5%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/174,5	3,550,000	3,665,375
Alcatel-Lucent USA, Inc.
8.88% due 01/01/205	3,000,000	3,262,500
Avaya, Inc.
7.00% due 04/01/194,5	2,050,000	2,003,875
Virgin Media Finance plc
6.38% due 10/15/245	1,000,000 GBP	1,643,787
Unitymedia KabelBW GmbH
6.13% due 01/15/255	1,500,000	1,569,375
Sirius XM Radio, Inc.
6.00% due 07/15/245	1,050,000	1,084,125
Expo Event Transco, Inc.
9.00% due 06/15/214,5	110,000	113,850
Total Communications		13,342,887
Financial – 8.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/215	1,800,000	1,732,500
7.38% due 04/01/205	1,000,000	965,000
Majid AL Futtaim Holding
7.12% due 12/31/49	1,500,000	1,642,500
Bank of America Corp.
6.25% 3	1,000,000	994,375
6.50% 3,4	500,000	514,375
Dai-ichi Life Insurance Company Ltd.
5.10% 3,5	1,450,000	1,502,563
HSBC Holdings plc
6.38% 3	1,150,000	1,176,450
Citigroup, Inc.
6.30% 3	1,100,000	1,092,850

	Face
	Amount~	Value
CORPORATE BONDS†† – 73.0% (continued)
Financial – 8.0% (continued)
Lock AS
7.00% due 08/15/21	600,000 EUR	$ 779,608
Prosight Global Inc.
7.50% due 11/26/20†††	650,000	671,905
Ultra Resources, Inc.
4.66% due 10/12/22†††	700,000	616,420
Greystar Real Estate
8.25% due 12/01/225	400,000	409,000
Cabot Financial Luxembourg S.A.
6.50% due 04/01/215	250,000 GBP	370,030
Total Financial		12,467,576
Technology – 6.0%
First Data Corp.
8.75% due 01/15/225,6	3,000,000	3,225,000
Eagle Midco, Inc.
9.00% due 06/15/184,5	3,000,000	3,060,000
Aspect Software, Inc.
10.63% due 05/15/174	3,200,000	3,032,000
Total Technology		9,317,000
Diversified – 5.1%
Harbinger Group, Inc.
7.88% due 07/15/19	3,000,000	3,232,500
7.75% due 01/15/224,5	1,100,000	1,113,750
Opal Acquisition, Inc.
8.88% due 12/15/214,5	3,400,000	3,561,500
Total Diversified		7,907,750
Industrial – 4.5%
CEVA Group plc
7.00% due 03/01/214,5	2,000,000	1,940,000
Deutsche Raststatten
6.75% due 12/30/20	1,300,000 EUR	1,720,574
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/195	1,401,000	1,429,020
Odebrecht Offshore Drilling Finance Ltd.
6.63% due 10/01/225	878,490	856,528
LMI Aerospace, Inc.
7.38% due 07/15/194,5	600,000	594,000
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/274,5	460,479	460,479
Total Industrial		7,000,601
Basic Materials – 2.6%
TPC Group, Inc.
8.75% due 12/15/205	2,325,000	2,412,188
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	1,063,000	1,063,000
1.00% due 07/31/44†††,1	25,316	–

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† – 73.0% (continued)
Basic Materials – 2.6% (continued)
KGHM International Ltd.
7.75% due 06/15/194,5	500,000	$ 525,000
Total Basic Materials		4,000,188
Utilities – 1.3%
NGL Energy Partners, LP / NGL Energy Finance Corp.
6.88% due 10/15/215	1,955,000	1,974,550
Total Utilities		1,974,550
Total Corporate Bonds
(Cost $115,717,546)		114,005,089
SENIOR FLOATING RATE INTERESTS†† – 43.0%
Industrial – 14.3%
Ursa Insulation B.V.
5.04% due 04/26/21†††,1,4	1,469,289 EUR	1,826,906
7.75% due 04/26/20†††,1,4	1,250,000 EUR	1,554,243
Flakt Woods
4.76% due 03/20/17†††,1,4	2,488,767 EUR	2,986,212
Total Safety U.S., Inc.
9.25% due 09/13/204	3,000,000	2,910,000
Mitchell International, Inc.
8.50% due 10/11/214	2,350,000	2,346,475
Doncasters Group Ltd.
9.50% due 10/09/204	2,206,897	2,193,103
NVA Holdings, Inc.
8.00% due 08/14/224	1,650,000	1,645,875
NaNa Development Corp.
8.00% due 03/15/184	1,619,608	1,546,725
AlliedBarton Security Services LLC
8.00% due 08/13/214	1,452,055	1,442,370
Camp Systems International
8.25% due 11/29/194	1,000,000	1,010,000
HBC Hardware Holdings
6.75% due 03/30/204	1,000,000	970,000
Ranpak
8.25% due 10/03/224	900,000	899,253
Wencor Group
7.75% due 06/19/224	900,000	889,875
Omnitracs, Inc.
8.75% due 05/25/214	150,000	148,125
Total Industrial		22,369,162
Technology – 8.8%
Greenway Medical Technologies
9.25% due 11/04/214	2,200,000	2,134,000
6.00% due 11/04/204	1,985,000	1,980,038
LANDesk Group, Inc.
5.00% due 02/25/204	3,960,100	3,912,261
Aspect Software, Inc.
7.25% due 05/07/164	1,875,000	1,856,250

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS†† – 43.0% (continued)
Technology – 8.8% (continued)
Sparta Holding Corp.
6.25% due 07/28/20†††,1,4	1,800,000	$ 1,782,944
TIBCO Software, Inc.
6.50% due 11/25/204	1,100,000	1,077,087
Lantiq Deutschland GmbH
11.00% due 11/16/154	700,000	693,000
GOGO LLC
7.50% due 03/21/184	359,669	352,476
Total Technology		13,788,056
Consumer, Non-cyclical – 7.1%
CTI Foods Holding Co. LLC
8.25% due 06/28/214	4,000,000	3,909,999
Reddy Ice Holdings, Inc.
10.75% due 10/01/194	4,000,000	3,360,000
Arctic Glacier Holdings, Inc.
5.00% due 05/10/194	1,445,429	1,423,748
AdvancePierre Foods, Inc.
9.50% due 10/10/174	1,332,000	1,315,350
Pelican Products, Inc.
9.25% due 04/09/214	550,000	544,500
Targus Group International, Inc.
12.00% due 05/24/16†††,1,4	568,287	474,520
Total Consumer, Non-cyclical		11,028,117
Energy – 3.4%
Panda Temple II Power
7.25% due 04/03/194	3,000,000	3,022,500
Cactus Wellhead
7.00% due 07/31/204	1,400,000	1,323,000
Magnum Hunter Resources
8.50% due 10/22/194	570,000	568,575
Callon Petroleum Co.
8.50% due 10/08/214	421,000	410,475
Total Energy		5,324,550
Communications – 2.8%
Anaren, Inc.
9.25% due 08/18/214	2,200,000	2,177,999
GOGO LLC
11.25% due 03/21/184	1,120,582	1,187,817
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/204	946,250	946,099
Max Broadcast Group LLC
6.25% due 03/31/14†††,1,4	49,069	47,327
Total Communications		4,359,242
Basic Materials – 2.2%
Royal Adhesives and Sealants
5.50% due 07/31/184	2,522,442	2,524,536

See notes to financial statements.

12 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS†† – 43.0% (continued)
Basic Materials – 2.2% (continued)
Ennis Flint Road Infrastructure
7.75% due 09/30/214	960,000	$ 873,600
Total Basic Materials		3,398,136
Financial – 2.0%
Intertrust Group
8.00% due 04/11/224	2,200,000	2,169,750
Expert Global Solutions
8.50% due 04/03/184	1,020,404	1,015,302
Total Financial		3,185,052
Consumer, Cyclical – 1.6%
ABRA Auto Body
8.25% due 09/19/224	1,600,000	1,596,000
DLK Acquisitions BV
8.50% due 08/28/19†††,1,4	400,000 EUR	435,202
4.41% due 02/28/19†††,1,4	250,000 EUR	287,049
Advantage Sales & Marketing, Inc.
0.86% due 07/21/194	225,000	196,435
Total Consumer, Cyclical		2,514,686
Transportation – 0.8%
Ceva Logistics US Holdings
6.50% due 03/19/214	509,754	481,616
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/214	369,571	349,171
Ceva Group Plc (United Kingdom)
6.50% due 03/19/214	352,217	332,774
Ceva Logistics Canada, ULC
6.50% due 03/19/214	63,719	60,202
Total Transportation		1,223,763
Total Senior Floating Rate Interests
(Cost $65,775,778)		67,190,764
ASSET BACKED SECURITIES†† – 11.1%
Structured Asset Securities Corporation Mortgage
Loan Trust 2006-BC6
2006-BC6, 0.33% due 01/25/372	2,000,000	1,662,864
Newstar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.53% due 09/20/232,4,5	1,500,000	1,496,250
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/384,5,7	1,398,438	1,417,666
Castlelake Aircraft Securitization Trust 2014-1
2014-1, 5.25% due 02/15/29	743,329	740,505
2014-1, 7.50% due 02/15/29	568,428	559,106
AASET
2014-1B, 7.38% due 12/15/292	1,000,000	1,004,800
COA Summit CLO Limited 2014-1
2014-1A, 4.08% due 04/20/232,4,5	1,000,000	985,000
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.00% due 10/22/262,4,5	1,000,000	974,200

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 11.1% (continued)
Duane Street CLO IV Ltd.
2007-4A, 2.48% due 11/14/212,4,5	1,000,000	$ 962,200
RAIT CRE CDO I Ltd.
2006-1X, 0.48% due 11/20/46	$1,048,557	947,790
GSAA Home Equity Trust 2006-18
2006-18, 6.00% due 11/25/364,7	1,354,054	930,264
KKR Financial CLO Ltd.
2007-1X, 5.23% due 05/15/214	750,000	751,725
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.48% due 07/25/252,4,5	750,000	718,800
Highbridge Loan Management 2012-1 Ltd.
2014-1AR, 4.48% due 09/20/222,4,5	500,000	496,400
Cent CLO 16 LP
2014-16AR, 4.75% due 08/01/242,4,5	500,000	496,200
Salus CLO 2012-1 Ltd.
2012-1AN, 6.98% due 03/05/212,4,5	500,000	494,650
NXT Capital CLO 2013-1 LLC
2013-1A, 4.38% due 04/25/242,4,5	500,000	488,300
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.13% due 10/15/262,4,5	500,000	484,350
Cerberus Onshore II CLO 2 LLC
2014-1A D, 4.38% due 10/15/232,5	500,000	482,200
Rise Ltd.
2014-1AB, 6.50% due 02/12/39	476,563	478,945
Cerberus Onshore II CLO LLC
2014-1A, 4.23% due 10/15/232,4,5	500,000	471,900
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/484,5	354,909	360,233
Total Asset Backed Securities
(Cost $17,246,974)		17,404,348
MORTGAGE BACKED SECURITIES†† – 1.6%
SRERS Funding Ltd.
2011-RS,0.40% due 05/09/462,4,5	2,160,249	2,057,637
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-8 Trust
2006-8,4.88% due 10/25/364	532,597	373,140
Total Mortgage Backed Securities
(Cost $2,300,710)		2,430,777
Total Investments – 136.9%
(Cost $215,462,500)		213,907,201
Reverse Repurchase Agreements – (39.3% of Net Assets
or 28.7% of Total Investments)		(61,472,978)
Other Assets & Liabilities, net – 2.4%		3,799,425
Total Net Assets – 100.0%		$ 156,233,648

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

~	The principal amount is denominated in U.S. Dollars unless otherwise indicated
*	Non-income producing security.
†	Value determined based on Level 1 inputs except as otherwise noted —See
Note 4.
††	Value determined based on Level 2 inputs except as otherwise noted —See
Note 4.
†††	Value determined based on Level 3 inputs except as otherwise noted —See
Note 4.
1	Security was fair valued by the Valuation Committee at November 30, 2014
The total market value of fair valued securities amounts to $12,256,433, (cost
$11,193,728) or 7.8% of total net assets.
2	Variable rate security. Rate indicated is rate effective at November 30, 2014.
3	Perpetual maturity.
4	All or a portion of these securities have been physically segregated in connec tion with reverse repurchase agreements and unfunded loan commitments
As of November 30, 2014, the total amount segregated was $96,522,288.
5	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $81,755,978 (cost $81,983,088), or 52.3%
total net assets.
6	Paid-in-kind toggle note. This issuer in each interest period has the option pay interest in cash or to issue payment-in-kind shares of the note.
7	Security is a step up/step down bond. The coupon increases or decreases regular intervals until the bond reaches full maturity.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See notes to financial statements.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2014

ASSETS:
Investments, at value (cost $215,462,500)	$213,907,201
Foreign currency, at value (cost $15,620)	15,176
Cash	16,317
Restricted cash	1,168,000
Unrealized appreciation on forward exchange currency contracts	188,236
Unrealized appreciation on unfunded commitments	85,175
Receivables:
Interest	3,426,627
Investments sold	3,158,648
Tax reclaims	15,263
Other assets	13,647
Total assets	221,994,290
LIABILITIES:
Reverse repurchase agreements	61,472,978
Interest due on borrowings	46,465
Unrealized depreciation on forward exchange currency contracts	11,465
Payable for:
Investments purchased	3,773,148
Investment advisory fees	180,596
Excise tax payable	139,000
Administration fees	4,888
Other fees	132,102
Total liabilities	65,760,642
NET ASSETS	$156,233,648
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares authorized, 6,629,480	$66,295
Additional paid-in capital	157,837,614
Accumulated undistributed net investment income (loss)	(103,342)
Accumulated net investment gain on investments and foreign currency transactions	(269,529)
Accumulated net unrealized depreciation on investments, foreign currency translations and
unfunded commitments	(1,297,390)
NET ASSETS	$156,233,648
Shares Outstanding ($.01 par value with unlimited amount authorized)	6,629,480
Net asset value	$23.57

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 15

STATEMENT OF OPERATIONS (Unaudited) For the six months ended November 30, 2014	November 30, 2014

INVESTMENT INCOME:
Interest	$7,684,729
Dividends	147,020
Total investment income	7,831,749
EXPENSES:
Management fees	1,096,382
Interest expense	207,037
Excise tax expense	139,000
Professional fees	67,583
Trustee fees	42,363
Fund accounting	40,002
Administration fee	29,448
Printing	13,569
Registration and filings	12,444
Transfer agent	9,204
Custodian fee	8,910
Insurance	5,694
Miscellaneous	9,456
Total expenses	1,681,092
Net investment income	6,150,657
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	81,533
Foreign currency transactions	(2,035,916)
Net realized gain	(1,954,383)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,775,388)
Foreign currency translations	22,550
Unfunded commitments	46,768
Net realized and unrealized loss on investments and foreign currency	(6,660,453)
Net decrease in net assets resulting from operations	$(509,796)

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2014

		Period from
	Six Months Ended	June 26, 2013a
	November 30, 2014	to
	(Unaudited)	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,150,657	$10,801,191
Net realized gain on investments and foreign currency	(1,954,383)	1,361,006
Net change in unrealized appreciation (depreciation) on investments and
foreign currency	(4,706,070)	3,408,680
Net increase (decrease) in net assets resulting from operations	(509,796)	15,570,877
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,078,701)	(9,698,371)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	–	158,273,898
Reinvestments	6,991	–
Common share offering costs charged to paid-in capital	–	(331,250)
Net increase in net assets resulting from share transactions	6,991	157,942,648
Net increase (decrease) in net assets	(7,581,506)	163,815,154
NET ASSETS:
Beginning of period	163,815,154	–
End of period	$156,233,648	$163,815,154
Accumulated undistributed (distributions in excess of) net investment
income at end of period	$(103,342)	$824,702
CHANGES IN SHARES OUTSTANDING:
Shares sold	–	6,629,189
Shares issued through dividend reinvestment	291	–
Net increase in shares	291	6,629,189
a Commencement of operations

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 17

STATEMENT OF CASH FLOWS (Unaudited) For the six months ended November 30, 2014	November 30, 2014

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(509,796)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	4,775,388
Net change in unrealized depreciation on unfunded commitments	(46,768)
Net change in unrealized depreciation on foreign currency translation	(22,550)
Net realized gain on investments	(81,533)
Net realized gains on paydown received	(62,506)
Net accretion of bond discount and amortization of bond premium	260,910
Purchase of long-term investments	(78,462,417)
Paydowns received on mortgage and asset backed securities	20,065,555
Proceeds from sale of long-term investments	55,966,568
Net purchase of short-term investments	(848,512)
Corporate actions and other payments	258,247
Decrease in interest receivable	10,543
Increase in securities sold receivable	(806,032)
Increase in tax reclaims	(11,664)
Decrease in other assets	3,780
Decrease in payable for securities purchased	(2,992,547)
Decrease in advisory fee payable	(3,172)
Increase in excise tax payable	139,000
Increase in interest due on borrowings	8,271
Decrease in administration fee payable	(105)
Increase in accrued expenses and other liabilities	2,671
Net Cash Used In Operating and Investing Activities	(2,356,669)
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,078,701)
Increase in reverse repurchase agreements	8,128,903
Net Cash Used for Financing Activities	1,050,202
Net decrease in cash	(2,474,467)
Cash (including foreign currency) at Beginning of Period	2,505,960
Cash (including foreign currency and restricted cash) at End of Period	$1,199,493
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$217,580
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$6,991

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2014

	For the
	Six Months Ended
	November 30, 2014		Period Ended
	(Unaudited)		May 31, 2014(a)
Per Share Data:
Net asset value, beginning of period	$24.71		$23.82
Income from investment operations:
Net investment income(b)	0.93		1.64
Net (loss) gain on investments (realized and unrealized)	(1.00)		0.71
Total from investment operations	(0.07)		2.35
Less distributions from:
Net investment income	(1.07)		(1.46)
Total distributions to shareholders	(1.07)		(1.46)
Net asset value, end of period	$23.57		$24.71
Market Value, end of period	$22.85		$24.68
Total Return(c)
Net asset value	-0.34%		10.12%
Market value	-3.20%		5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$156,234		$163,815
Ratio to average net assets of:
Total expenses, including interest expense(d)	1.99	%(g)	1.73%
Net investment income, including interest expense	7.60	%(g)	7.28%
Portfolio turnover rate(e)	26%		54%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$61,473		$53,344
Asset Coverage per $1,000 of indebtedness(f)	$3,542		$4,071

(a)	Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Excluding interest expense, the annualized operating expense ratio would be 1.73% and 1.55% for the periods ended November 30, 2014 and May 31, 2014, respectively.
(e)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)	Annualized

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2014

Note 1 – Organization:
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the six months ended November 30, 2014, the Fund recognized an increase of interest income

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

and a decrease of net realized gain of $62,506. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(d) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

(e) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM under provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum Annual Charge	$50,000
Certain out-of-pocket charges	Varies

Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at November 30, 2014.

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,267,922	$–	$229,590	$2,497,512
Preferred Stocks	6,131,200	–	–	6,131,200
Corporate Bonds	–	110,084,324	3,920,765	114,005,089
Senior Floating
Rate Interests	–	57,796,361	9,394,403	67,190,764
Asset Backed
Securities	–	17,404,348	–	17,404,348
Mortgage Backed
Securities	–	2,430,777	–	2,430,777
Money Market Fund	4,247,511	–	–	4,247,511
Unfunded
Commitments	–	85,175	–	85,175
Forward Exchange
Currency
Contracts	–	188,236	–	188,236
Total
Assets	$12,646,633	$187,989,221	$13,544,758	$214,180,612
Liabilities
Forward Exchange
Currency
Contracts	$–	$11,465	$–	$11,465

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance		Unobservable
Category	at 11/30/2014	Valuation Technique	Inputs
Common Stock	$ 229,590	Enterprise Value	Indicative Quote
Corporate Bonds	2,632,440	Enterprise Value	Indicative Quote
Corporate Bonds	1,288,325	Monthly Broker Quote	Indicative Quote
Senior Floating
Rate Interests	474,520	Broker Mark	Indicative Quote
Senior Floating			Valuation
Rate Interests	8,919,883	Enterprise Value	Multiple*
* Valuation multiples utilized ranged from 3.4 to 14.2.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period. The fund had securities with a total value of $3,880,432 transferred from Level 3 to Level 2 due to availability of market price information at the period end.

The transfers in and out of the valuation levels as of November 30, 2014, compared to the valuation levels at the end of the previous fiscal year are detailed below.

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the six months ended November 30, 2014:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
Beginning Balance at 5/31/14
Asset Backed Securities	$ 3,880,432
Senior Floating Rate Interests	6,313,152
Corporate Bonds	1,318,110
Purchases
Senior Floating Rate Interests	5,965,927
Common Stock	229,590
Corporate Bonds	2,632,440
Paydowns Received
Senior Floating Rate Interests	(2,597,231)
Realized Gain/Loss
Senior Floating Rate Interests	(10,929)
Change in Unrealized Gain/Loss
Senior Floating Rate Interests	(276,516)
Corporate Bonds	(29,785)
Transfers Out of Level 3
Asset Backed Securities	(3,880,432)
Ending Balance at 11/30/14
Senior Floating Rate Interests	9,394,403
Common Stock	229,590
Corporate Bonds	3,920,765
Total Level 3 holdings	$ 13,544,758

Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

As of November 30, 2014, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on
Purposes	Appreciation	Depreciation	Investments
$215,462,575	$2,683,654	$(4,239,028)	$(1,555,374)

The net tax unrealized appreciation on unfunded commitments is $85,175.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and mark to market on forward exchange currency contracts.

As of May 31, 2014, (the most recent fiscal year end for federal income tax purposes) the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated	Net Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$2,749,360	$ –	$3,279,709

For the year ended May 31, 2014, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from
Ordinary Income	$9,698,371

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:
During the six months ended November 30, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $78,462,417 and $55,966,568, respectively.

Note 7 – Derivatives:
(a) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At November 30, 2014, the following forward exchange currency contracts were outstanding:

						Net Unrealized
						Appreciation
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	Value at 11/30/14	(Depreciation)
AUD	550,000
for USD	479,215	The Bank of New York Mellon	12/05/2014	$479,215	$467,750	$ (11,465)

						Net Unrealized
						Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 11/30/14	(Depreciation)
AUD	1,700,000
for USD	1,479,629	The Bank of New York Mellon	12/05/2014	$1,479,629	$1,445,774	$ 33,855
EUR	7,800,000
for USD	9,758,736	The Bank of New York Mellon	12/05/2014	9,758,736	9,699,181	59,555
GBP	2,500,000
for USD	4,000,313	The Bank of New York Mellon	12/05/2014	4,000,313	3,905,487	94,826
						$ 188,236
Total unrealized appreciation for forward exchange currency contracts						$ 176,771

(b) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at November 30, 2014.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
	Unrealized		Unrealized
	appreciation		depreciation
	on forward		on forward
	exchange		exchange
	currency		currency
Currency risk	contracts	$188	contracts	$11

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended November 30, 2014.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Transactions
Currency risk	$(2,036)
Change in Unrealized Appreciation on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Translations
Currency risk	$23
Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 4,013,036
Average Settlement Value Sold	3,406,724
Ending Settlement Value Purchased	479,215
Ending Settlement Value Sold	15,238,678

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of November 30, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table.

			Net Amounts of	Gross Amounts
		Gross Amounts Offset	Assets Presented in	Not Offset
	Gross Amounts of	in the Statement of	the Statement	in the Statement of
Description	Recognized Assets	Assets and Liabilities	of Assets and Liabilities	Assets and Liabilities	Net Amount
Forward Exchange Currency Contract	$188,236	$ –	$188,236	$11,465	$176,771

			Net Amounts of	Gross Amounts
		Gross Amounts Offset	Liabilities Presented in	Not Offset
	Gross Amounts of	in the Statement of	the Statement	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	of Assets and Liabilities	Assets and Liabilities	Net Amount
Reverse Repurchase Agreements	$61,472,978	$ –	$61,472,978	$61,472,978	$ –
Forward Exchange Currency Contract	11,465	–	11,465	11,465	–

Note 8 – Leverage:
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2014, the average daily balance for which reverse repurchase agreements were outstanding amounted to $57,183,622. The weighted average interest rate was 0.71%. At November 30, 2014, there was $61,472,978 in reverse repurchase agreements outstanding.

At November 30, 2014, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Barclays Capital, Inc.	0.75% - 0.95%	12/04/14 – 02/03/15	$26,283,039
Bank of America	0.75%	12/04/14 – 12/18/14	8,598,063
Citigroup, Inc.	0.75%	12/16/14 – 12/18/14	4,560,281
Credit Suisse
Securities LLC	0.75% - 0.95%	12/05/14 – 02/20/15	15,909,000
Royal Bank
of Canada	0.80% - 0.95%	12/29/14 – 02/10/15	6,122,595
			$61,472,978

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Note 9 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of November 30, 2014. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2014, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $96,522,288. The unrealized appreciation on these commitments of $85,175 as of November 30, 2014 is reported as “Unrealized appreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At November 30, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Expiration Date	Principal Amount	Unrealized Appreciation
Acosta, Inc.	09/26/2019	$ 888,889	$ (4,098)
Acosta, Inc.	09/26/2019	1,111,111	(5,122)
Advantage Sales
and Market	07/21/2019	675,000	2,054
American Stock
Transfer	06/11/2018	400,000	13,639
BBB Industries, LLC	10/17/2019	1,100,000	–
CareCore
National, LLC	06/10/2015	700,000	–
CEVA Group PLC	03/19/2019	500,000	9,133
Grocery Outlet Inc.	10/21/2019	500,000	–
Hillman Group Inc.	06/13/2019	900,000	–
IntraWest
Holdings S.A.R.	12/10/2018	1,100,000	4,767
Learning Care Group	05/05/2021	500,000	–
McGraw-Hill
Global
Education	03/22/2018	1,000,000	9,014
National Financial
Partners	07/01/2018	1,500,000	33,222
Phillips Medsize
Corp.	06/13/2019	1,100,000	7,849
ProMach Group, Inc.	10/22/2019	650,000	–
Signode Industrial
Group	05/01/2019	350,000	3,416
Signode Industrial
Group	05/01/2019	1,050,000	10,249
Wencor Jazz	06/19/2019	500,000	1,052
			$85,175

Note 10 – Capital:
In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. The Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before underwriters’ expense reimbursement.

In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 625,000 common shares of the Fund and 125,000 common shares on July 19, 2013, and August 13, 2013, respectively, pursuant to the over-allotment option.

Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and GPIM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 6,629,480 issued and outstanding.

Transactions in common shares were as follows:

	Six Months Ended	Period Ended
	November 30, 2014	May 31, 2014
Beginning Shares	6,629,189	–
Common shares issued through
organization process	–	4,189
Common shares issued through
underwritten offering	–	6,000,000
Common shares issued through
over-allotment option	–	625,000
Common shares issued through
dividend reinvestment	291	–
Ending shares	6,629,480	6,629,189

Note 11 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On December 1, 2014, the Fund declared a monthly dividend of $0.1813 per common share. The dividend was payable on December 31, 2014, to shareholders of record on December 15, 2014.

On January 2, 2015, the Fund declared a monthly dividend of $0.1813 per common share. The dividend is payable on January 30, 2015, to shareholders of record on January 15, 2015.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2014

Federal Income Tax Information
In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal occupations during the past five years:

		Term of		Number of
	Position(s)	Office		Portfolios
Name, Address*	Held with	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	92	None.
(1951)
Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial real	88	None.
(1946)	Vice		estate, Griffith & Blair, Inc. (1997-present).
Chairman
of the Board
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc.
(1946)	Vice				(2004-present); CoreFirst Bank &
	Chairman				Trust (2000-present).
of the Audit
Committee
Roman Friedrich III	Trustee and	Since 2013	Current: Founder and President, Roman Friedrich & Company	88	Current: Zincore Metals, Inc.
(1946)	Chairman		(1998-present).		(2009-present).
of the
	Contracts		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd.
	Review				(2013-2014); First Americas Gold
	Committee				Corp. (2012-2014); Blue Sky
Uranium Corp. (2011-2012); Axiom
Gold and Silver Corp. (2011-2012);
Stratagold Corp. (2003-2009); GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Trustee and	Since 2013	Current: Consultant (1998-present).	88	Current: Peabody Energy Company
(1942)	Chairman				(2003-present); GP Natural
	of the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,		Resource Partners, LLC
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).		(2002- present).
Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	94	Current: Edward-Elmhurst
(1953)	Chairman				Healthcare System (2012-present).
	of the		Former: Executive Vice President, General Counsel, and Corporate
	Nominating		Secretary, Van Kampen Investments (1982-1999).
and
Governance
Committee
Maynard F. Oliverius	Trustee and	Since 2014	Current: Retired.	88	Current: Fort Hays State University
(1943)	Vice Chairman				Foundation (1999-present);
	of the		Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation (2013-
	Contracts				present); Topeka Community
	Review				Foundation (2009-present);
	Committee				University of Minnesota HealthCare
Alumni Association Foundation
(2009-present).
Ronald E. Toupin, Jr.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present).	91	Former: Bennett Group of Funds
(1958)	Chairman				(2011-2013).
	of the Board		Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President,
Nuveen Investment Advisory Corp. (1992-1999); Vice President
and Manager, Nuveen Unit Investment Trusts (1991-1999);
and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 27

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

		Term of		Number of
	Position(s)	Office		Portfolios
Name, Address*	Held with	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees

Interested Trustee
Donald C.	President,	Since 2013	Current: President and CEO, certain other funds in the Fund	222	Current: Guggenheim Partners
Cacciapaglia***	Chief		Complex (2012-present); Vice Chairman, Guggenheim		Japan, Ltd. (2014-present); Delaware
(1951)	Executive		Investments (2010-present).		Life (2013-present); Guggenheim
	Officer and				Life and Annuity Company (2011-
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-		present); Paragon Life Insurance
			2010).		Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended
May 31, 2015.
	-	Messrs. Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.
	-	Messrs. Barnes and Cacciapaglia are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended
May 31, 2017.
*** This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

Officers

The Officers of the Guggenheim Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of
and Year of Birth	with the Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security
(1966)	Treasurer		Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010);
Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III	Vice President	Since 2013	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
(1965)			Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2013	Current: Managing Director of Compliance and Fund Board Relations, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior
Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J. Furjanic	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the
(1959)	Treasurer		Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2013	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director and Associate
(1978)			General Counsel, Guggenheim Funds Services, LLC, and affiliates (2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate,
(1984)	Secretary		Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in
(1974)	Treasurer		the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual
Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim
(1979)	President		Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley
(2002-2009).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 29

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

Term of Office
Name, Address*	Position(s) held	and Length of
and Year of Birth	with the Trust	Time Served**	Principal Occupations During Past Five Years
Officers (continued):
John L. Sullivan	Chief Financial	Since 2013	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-
(1955)	Officer, Chief		present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
	Treasurer		(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley
Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 31

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FUND INFORMATION	November 30, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment Advisors, LLC	New York Mellon
Donald C. Cacciapaglia*		Chicago, IL	New York, NY
Joanna M. Catalucci
Donald A. Chubb	Chief Compliance Officer	Investment Sub-Adviser	Legal Counsel
		Guggenheim Partners	Skadden, Arps, Slate,
Jerry B. Farley	Amy J. Lee	Investment Management, LLC	Meagher & Flom LLP
	Chief Legal Officer	Santa Monica, CA	New York, NY
Roman Friedrich III
	Mark E. Mathiasen	Administrator and	Independent Registered Public
Robert B. Karn III	Secretary	Accounting Agent	Accounting Firm
		Rydex Fund Services, LLC	Ernst & Young LLP
Ronald A. Nyberg	John L. Sullivan	Rockville, MD	McLean, VA
Chief Financial Officer,
Maynard F. Oliverius	Chief Accounting
Officer and Treasurer
Ronald E. Toupin, Jr.,
Chairperson

*	Trustee is an “interested person”
(as defined in section 2(a)(19) of
the 1940 Act) (“Interested
Trustee”) of the Trust because of
his position as the President and
CEO of the Investment Adviser
and Distributor.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Credit Allocation Fund?
• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/ggm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 35

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(1/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF-GGM-SAR-1114

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

 (b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Credit Allocation Fund

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     Chief Executive Officer

Date:     February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     Chief Executive Officer

Date:     February 6, 2015

By:        /s/ John L. Sullivan

Name:   John L. Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:     February 6, 2015